Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Deborah Flores, President, Chief Executive Officer and Chief Financial Officer of JJ&R Ventures, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 12, 2008                          /s/ Deborah Flores
    Deborah Flores
    President, Chief Executive Officer and
    Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to JJ&R Ventures, Inc. and will be retained by JJ&R Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.